SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


 DATE OF REPORT:              February 25, 2002
                    (Date of the earliest event reported)

                       Home Products International, Inc.
            (Exact name of registrant as specified in its charter)

                                   Delaware
                           (State of Incorporation)

        0-17237                                             36-4147027
  (Commission File Number)                              (I.R.S. Employer
                                                       Identification No.)


        4501 West 47th Street
             Chicago, IL                                       60632
 (Address of principal executive offices)                   (Zip Code)


 Registrant's telephone number, including area code:  (773) 890-1010

 ITEM 5. OTHER EVENTS
 --------------------
 On February 25, 2002, Home Products International, Inc. issued a press release disclosing its financial results for its fourth quarter and fiscal year end 2002 results.



 ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
 ------------------------------------------
 c) Exhibits

    Exhibit 99.1 - Press release issued by Home Products International Inc. dated February 25, 2002.

                                  SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              Home Products International, Inc.

                              By:  /s/ James E. Winslow
                                 -------------------------------------
                                       James E. Winslow
                                       Executive Vice President
                                       And Chief Financial Officer



 Dated:  March 1, 2002